SCHEDULE B

TO THE DISTRIBUTION AGREEMENT

(Amended as of February 13, 2019)

Money Market Funds

Current Name	Prior Name
JPMorgan 100% U.S. Treasury Securities Money Market Fund	JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan California Municipal Money Market Fund	JPMorgan California Tax Free Money Market Fund

JPMorgan Federal Money Market Fund	JPMorgan Federal Money Market Fund

JPMorgan New York Municipal Market Fund	JPMorgan New York Tax Free Money Market Fund

JPMorgan Prime Money Market Fund	JPMorgan Prime Money Market Fund

JPMorgan Tax Free Money Market Fund	JPMorgan Tax Free Money Market Fund

JPMorgan U.S. Government Money Market Fund	One Group Government Money Market Fund

JPMorgan Municipal Money Market Fund	One Group Municipal Money Market Fund

JPMorgan Liquid Assets Money Market Fund	One Group Prime Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund	One Group U.S. Treasury Securities Money Market Fund

JPMorgan Institutional Tax Free Money Market Fund	N/A

JPMorgan Securities Lending Money Market Fund	N/A

Equity Funds

Current Name	Prior Name
JPMorgan Disciplined Equity Fund	JPMorgan Disciplined Equity Fund

JPMorgan Diversified Fund	JPMorgan Diversified Fund

JPMorgan Dynamic Small Cap Growth Fund	JPMorgan Dynamic Small Cap Fund (name effective until 6/29/07)

JPMorgan Emerging Markets Equity Fund	JPMorgan Fleming Emerging Markets Equity Fund

JPMorgan International Equity Fund	JPMorgan Fleming International Equity Fund

JPMorgan International Equity Plus Fund	N/A

JPMorgan International Hedged Equity Fund	N/A

JPMorgan International Value Fund	JPMorgan Fleming International Value Fund

JPMorgan Europe Dynamic Fund	JPMorgan Intrepid European Fund and JPMorgan Fleming Intrepid European Fund

JPMorgan International Advantage Fund	JPMorgan Intrepid International Fund, JPMorgan Fleming Tax Aware International Opportunities Fund and JPMorgan Tax Aware International Opportunities Fund

JPMorgan Growth and Income Fund	JPMorgan Growth and Income Fund

JPMorgan Intrepid America Fund	JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund	JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Sustainable Equity Fund	JPMorgan Intrepid Advantage Fund , JPMorgan Intrepid Investor Fund, JPMorgan Intrepid Contrarian Fund (name effective until 4/10/06) and JPMorgan Intrepid Multi Cap Fund (name effective until 4/30/13)

JPMorgan Intrepid Value Fund	JPMorgan Intrepid Value Fund

JPMorgan Research Market Neutral Fund	JPMorgan Market Neutral Fund (name effective until 2/28/10)

JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Equity Fund

JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund	JPMorgan Mid Cap Value Fund

JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Equity Fund

Current Name	Prior Name
JPMorgan Tax Aware Equity Fund	JPMorgan Tax Aware Disciplined Equity Fund (name effective until 12/10/10)

JPMorgan Small Cap Core Fund	JPMorgan Trust Small Cap Equity Fund

JPMorgan U.S. Equity Fund	JPMorgan U.S. Equity Fund

JPMorgan U.S. Small Company Fund	JPMorgan U.S. Small Company Fund

JPMorgan Value Advantage Fund	N/A

Undiscovered Managers Behavioral Value Fund	Undiscovered Managers Behavioral Value Fund

JPMorgan Realty Income Fund	Undiscovered Managers REIT Fund

JPMorgan Intrepid Mid Cap Fund	One Group Diversified Mid Cap Fund and JPMorgan Diversified Mid Cap Fund

JPMorgan Equity Income Fund	One Group Equity Income Fund

JPMorgan Equity Index Fund	One Group Equity Index Fund

JPMorgan Equity Premium Income Fund	N/A

JPMorgan International Research Enhanced Equity Fund	One Group International Equity Index Fund and JPMorgan International Equity Index Fund (name effective until 6/30/14)

JPMorgan Large Cap Growth Fund	One Group Large Cap Growth Fund

JPMorgan Large Cap Value Fund	One Group Large Cap Value Fund

JPMorgan Macro Opportunities Fund	N/A

JPMorgan Market Expansion Enhanced Index Fund	One Group Market Expansion Index Fund and JPMorgan Market Expansion Index Fund (name effective until 4/30/13)

JPMorgan Mid Cap Growth Fund	One Group Mid Cap Growth Fund and JPMorgan Diversified Mid Cap Growth Fund (name effective until 6/27/09)

JPMorgan Small Cap Growth Fund	One Group Small Cap Growth Fund

JPMorgan Small Cap Value Fund	One Group Small Cap Value Fund

JPMorgan Insurance Trust U.S. Equity Portfolio	One Group Investment Trust Diversified Equity Portfolio, JPMorgan Investment Trust Diversified Equity Portfolio and JPMorgan Insurance Trust Diversified Equity Portfolio (name effective until 4/24/09)

JPMorgan Insurance Trust Mid Cap Value Portfolio	One Group Investment Trust Mid Cap Value Portfolio, JPMorgan Investment Trust Mid Cap Value Portfolio and JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio (name effective until 4/24/09)

JPMorgan U.S. Large Cap Core Plus Fund	N/A

JPMorgan Insurance Trust Small Cap Core Portfolio	JPMorgan Insurance Trust Small Cap Equity Portfolio (name effective until 4/24/09)

JPMorgan Dynamic Growth Fund	N/A

JPMorgan International Value SMA Fund	N/A

JPMorgan Emerging Economies Fund	N/A

JPMorgan Emerging Markets Research Enhanced Equity Fund	N/A

JPMorgan Access Balanced Fund	N/A

JPMorgan Access Growth Fund	N/A

JPMorgan International Equity Income Fund	JPMorgan Global Equity Income Fund (name effective until 1/30/15)

JPMorgan Equity Focus Fund	N/A

JPMorgan Global Unconstrained Equity Fund[1]	N/A

[1]	To be liquidated on or about March 27, 2019.

Current Name	Prior Name
JPMorgan International Unconstrained Equity Fund	N/A

JPMorgan Global Research Enhanced Index Fund	N/A

JPMorgan Hedged Equity Fund	N/A

JPMorgan Opportunistic Equity Long/Short Fund	N/A

JPMorgan Value Plus Fund	N/A

JPMorgan Multi-Manager Long/Short Fund (effective upon the effectiveness of the Fund’s registration statement)	N/A

Fixed Income Funds

Current Name	Prior Name
JPMorgan California Tax Free Bond Fund	JPMorgan California Bond Fund

JPMorgan Emerging Markets Debt Fund	JPMorgan Fleming Emerging Markets Debt Fund

JPMorgan Intermediate Tax Free Bond Fund	JPMorgan Intermediate Tax Free Income Fund

JPMorgan New York Tax Free Bond Fund	JPMorgan New York Intermediate Tax Free Income Fund

JPMorgan Core Bond Fund	One Group Bond Fund

JPMorgan Core Focus SMA Fund	N/A

JPMorgan Government Bond Fund	One Group Government Bond Fund

JPMorgan High Yield Fund	One Group High Yield Bond Fund and JPMorgan High Yield Bond Fund (name effective until 9/14/09)

JPMorgan Core Plus Bond Fund	One Group Income Bond Fund

JPMorgan Mortgage-Backed Securities Fund	One Group Mortgage-Backed Securities Fund

JPMorgan Municipal Income Fund	One Group Municipal Income Fund

JPMorgan Municipal SMA Fund	N/A

JPMorgan Short Duration Bond Fund	One Group Short-Term Bond Fund

JPMorgan Short-Intermediate Municipal Bond Fund	One Group Short-Term Municipal Bond Fund and JPMorgan Short Term Municipal Bond Fund (name effective until 4/30/09)

JPMorgan Tax Free Bond Fund	One Group Tax-Free Bond Fund

JPMorgan Limited Duration Bond Fund	One Group Ultra Short-Term Bond Fund and JPMorgan Ultra Short Term Bond Fund (name effective until 7/1/06) and JPMorgan Ultra Short Duration Bond Fund (effective until 8/31/09)

JPMorgan Insurance Trust Core Bond Portfolio	One Group Investment Trust Bond Portfolio and JPMorgan Investment Trust Bond Portfolio

JPMorgan Tax Aware Real Return Fund	N/A

JPMorgan Tax Aware Real Return SMA Fund	N/A

JPMorgan Income Builder Fund	JPMorgan World Income Builder Fund

JPMorgan High Yield Municipal Fund	N/A

JPMorgan Strategic Income Opportunities Fund	N/A

JPMorgan Total Return Fund	N/A

JPMorgan Inflation Managed Bond Fund	N/A

JPMorgan Managed Income Fund	N/A

JPMorgan Unconstrained Debt Fund	JPMorgan Multi-Sector Income Fund (name effective until 10/22/14)

JPMorgan Tax Aware Income Opportunities Fund	N/A

JPMorgan Floating Rate Income Fund	N/A

Current Name	Prior Name
JPMorgan Emerging Markets Strategic Debt Fund	JPMorgan Emerging Markets Local Currency Debt Fund (name effective until 9/30/16)

JPMorgan Global Bond Opportunities Fund	N/A

JPMorgan Commodities Strategy Fund	N/A

JPMorgan Corporate Bond Fund	N/A

JPMorgan Short Duration High Yield Fund	N/A

JPMorgan Emerging Markets Corporate Debt Fund	N/A

JPMorgan Income Fund	N/A

JPMorgan Insurance Trust Income Builder Portfolio	N/A

JPMorgan Flexible Long/Short Fund[2]	JPMorgan Flexible Credit Long/Short Fund (name effective until 5/18/16)

JPMorgan Ultra-Short Municipal Fund	N/A

JPMorgan High Yield Opportunities Fund	N/A

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund	One Group Investor Balanced Fund

JPMorgan Investor Conservative Growth Fund	One Group Investor Conservative Growth Fund

JPMorgan Investor Growth & Income Fund	One Group Investor Growth & Income Fund

JPMorgan Investor Growth Fund	One Group Investor Growth Fund

JPMorgan SmartRetirement Funds

Current Name	Prior Name
JPMorgan SmartRetirement Income Fund	N/A

JPMorgan SmartRetirement 2015 Fund	N/A

JPMorgan SmartRetirement 2020 Fund	N/A

JPMorgan SmartRetirement 2025 Fund	N/A

JPMorgan SmartRetirement 2030 Fund	N/A

JPMorgan SmartRetirement 2035 Fund	N/A

JPMorgan SmartRetirement 2040 Fund	N/A

JPMorgan SmartRetirement 2045 Fund	N/A

JPMorgan SmartRetirement 2050 Fund	N/A

JPMorgan SmartRetirement 2055 Fund	N/A

JPMorgan SmartRetirement 2060 Fund	N/A

JPMorgan SmartRetirement Blend Income Fund	N/A

JPMorgan SmartRetirement Blend 2015 Fund	N/A

JPMorgan SmartRetirement Blend 2020 Fund	N/A

JPMorgan SmartRetirement Blend 2025 Fund	N/A

JPMorgan SmartRetirement Blend 2030 Fund	N/A

JPMorgan SmartRetirement Blend 2035 Fund	N/A

JPMorgan SmartRetirement Blend 2040 Fund	N/A

JPMorgan SmartRetirement Blend 2045 Fund	N/A

JPMorgan SmartRetirement Blend 2050 Fund	N/A

JPMorgan SmartRetirement Blend 2055 Fund	N/A

JPMorgan SmartRetirement Blend 2060 Fund	N/A

[2]	To be liquidated on or about February 27, 2019.

Other Funds

Current Name	Prior Name
JPMorgan Global Allocation Fund	JPMorgan Global Flexible Fund (name effective until 2/17/11)

JPMorgan Systematic Alpha Fund	JPMorgan Diversified Risk Fund (name effective until 5/14/14)

JPMorgan Multi-Manager Alternatives Fund	N/A

JPMorgan Insurance Trust Global Allocation Portfolio	N/A

JPMorgan SmartSpending 2050 Fund	N/A

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J.P. Morgan Fleming Mutual Fund Group, Inc.	JPMORGAN DISTRIBUTION SERVICES, INC.
J.P. Morgan Mutual Fund Investment Trust
Undiscovered Managers Funds
JPMorgan Trust I
JPMorgan Trust II
JPMorgan Trust III
JPMorgan Trust IV
JPMorgan Insurance Trust
Each on behalf of itself and each of its Funds

By:	By:

Name:	Name:

Title:	Title: